UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	September 23, 2015

PANEX RESOURCES INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-51707	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 13 Allegro, Legato, Durbanville, South Africa	7536
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	+27 722 478 999

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Panex Resources Inc.	Page 2

ITEM 1.01                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2015, we, through our wholly owned subsidiary corporation, Panex Resources WA Pty Ltd. (ACN 607 016 491), entered into an Asset Purchase Agreement with Lazaraus Resources Pty Ltd.  We purchased Lazaraus Resources' assets, rights and interests to the Exploration License E80/4675 located approximately 85km SW of Halls Creek in the Kimberley Mineral Field of Western Australia and all data reports and technical information related to E80/4675 including copies of all regulatory reporting; metadata files and databases.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document Description

10.1	Asset Purchase Agreement with Lazaraus Resources Pty Ltd. dated July 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Panex Resources Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PANEX RESOURCES INC.

Dated:	September 23, 2015	By:	ROSS DOYLE
Ross Doyle – CFO